UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 29, 2026

RCM Technologies, Inc.
(Exact name of registrant as specified in its charter)

Nevada	1-10245	95-1480559
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2500 McClellan Avenue, Suite 350 Pennsauken, New Jersey	08109-4613
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code (856) 356-4500

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.05 per share	RCMT	The NASDAQ Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01.	Changes in Registrant’s Certifying Accountant.

(a)            Previous Independent Registered Public Accounting Firm.

(i)            On April 29, 2026, RCM Technologies, Inc. (the “Company”) dismissed EisnerAmper LLP (“Eisner”) as its independent registered public accounting firm.

(ii)            Eisner’s audit report on the consolidated financial statements of the Company and subsidiaries for the fiscal year ended January 3, 2026 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

(iii)            The Company’s Audit Committee approved the decision to change independent registered public accounting firms.

(iv)            In connection with the audit of the Company’s financial statements for the fiscal year ended January 3, 2026 and through April 29, 2026, there have been no disagreements with Eisner on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Eisner, would have caused it to make reference to the subject matter of such disagreement(s) in connection with its report.  During the same period, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K, except for the communication by Eisner, in connection with its report on the consolidated financial statements of the Company and subsidiaries for the fiscal year ended January 3, 2026, of the following material weaknesses: (i) Company management did not design and maintain effective internal controls at the entity level and over business process cycles; (ii) Company management did not design or maintain sufficient documentation during its management review controls across the Company's financial statement areas; (iii) Company management did not design and maintain effective controls related to the Company’s risk assessment and monitoring activities, including controls to periodically evaluate financial reporting risks and monitor the effectiveness of internal controls over financial reporting; and (iv) Company management did not retain sufficient documentation to evidence the design and implementation of controls over the change management and logical access cycles for its timekeeping systems.

(v)            The Company has requested that Eisner furnish the Company with a letter addressed to the SEC stating whether it agrees with the above statements.  Such letter is filed hereunder as Exhibit 16.1.

(b)            New Independent Registered Public Accounting Firm.

(i)            On April 29, 2026 and effective the same date, on the recommendation of the Company’s Audit Committee, the Company engaged WithumSmith+Brown, PC (“Withum”) as its independent registered public accounting firm to audit the Company’s financial statements as of and for the fiscal year ending January 2, 2027, and the effectiveness of internal control over financial reporting of the Company as of January 2, 2027, and to review the Company’s financial statements for the fiscal quarters of the fiscal year ended January 2, 2027.

Withum previously served as the Company’s independent public auditors for the fiscal years ended December 28, 2024, December 30, 2023 and December 31, 2022.

(ii)            Except in connection with Withum’s service as the Company’s independent public auditors for prior fiscal years, as noted above, the Company has not, during the two most recent fiscal years and through April 29, 2026, consulted with Withum regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the financial statements of the Company, or regarding any matters or reportable events described in Items 304(a)(2)(i) or (ii) of Regulation S-K.

Item 9.01.                          Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

None.

(b) Pro Forma Financial Information.

None.

(c) Shell Company Transactions.

None.

(d) Exhibits.

Exhibit Number
16.1	Letter from EisnerAmper LLP to the Securities and Exchange Commission regarding change in certifying accountants.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RCM TECHNOLOGIES, INC.

By:	/s/ Kevin D. Miller
Kevin D. Miller
Chief Financial Officer, Treasurer and Secretary

Dated: May 4, 2026